EXHIBIT 24.1

                               VECTREN CORPORATION
                            LIMITED POWER OF ATTORNEY

                    (To Sign and File Registration Statement)

         The undersigned director and/or officer of VECTREN CORPORATION, an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement and related prospectus for the registration of Common Stock of the Company and guarantees of debt securities issued by its subsidiaries, does hereby appoint each of Ronald
E. Christian and Jerome A. Benkert, Jr. as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement and related prospectus and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 18th day of January, 2001.


/s/ John M. Dunn                              /s/ Niel C. Ellerbrook
---------------------------------             ---------------------------------
John M. Dunn                                  Niel C. Ellerbrook

/s/ John D. Engelbrecht                       /s/ Lawrence A. Ferger
---------------------------------             ---------------------------------
John D. Engelbrecht                           Lawrence A. Ferger

/s/ Anton H. George                           /s/ Andrew E. Goebel
---------------------------------             ---------------------------------
Anton H. George                               Andrew E. Goebel

/s/ Robert L. Koch II                         /s/ William G. Mays
---------------------------------             ---------------------------------
Robert L. Koch II                             William G. Mays

/s/ J. Timothy McGinley                       /s/ Donald A. Rausch
---------------------------------             ---------------------------------
J. Timothy McGinley                           Donald A. Rausch


/s/ Richard P. Rechter                        /s/ Ronald G. Reherman
---------------------------------             ---------------------------------
Richard P. Rechter                            Ronald G. Reherman

/s/ James C. Shook                            /s/ Richard W. Shymanski
---------------------------------             ---------------------------------
James C. Shook                                Richard W. Shymanski

/s/ James S. Vinson                           /s/ Jean L. Wojtowicz
---------------------------------             ---------------------------------
James S. Vinson                               Jean L. Wojtowicz